                       SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                                 APRIL 26, 2002

                         COMMISSION FILE NUMBER: 0-23256

                               JAMESON INNS, INC.


           Georgia                                       58-2079583
(State or other Jurisdiction of             (I.R.S. employer identification no.)
 Incorporated or Organization)

       8 Perimeter Center East
             Suite 8050
          Atlanta, GA 30346                                770-901-9020
(Address of Principal Executive Offices)          (Registrant's Telephone Number
             (Zip Code)                                 Including area code)


ITEM 5.  OTHER EVENTS

On April 25, 2002, Jameson Inns, Inc. issued a press release announcing the declaration of dividends on its common shares for the first quarter ended March 31, 2002. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1     Press Release Announcing First Quarter 2002 Dividends on Common Shares

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

                                  JAMESON INNS, INC.
Dated as of April 26, 2002
                                  By: Craig R. Kitchin

                                  /s/ Craig R Kitchin
                                  ----------------------------------------------
                                  Its:  President & Chief Financial Officer